UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15( d ) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported)  April 8, 2008

ATS Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51552	11-3747850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Jones Branch Drive, McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (703) 506-0088

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On April 8, 2008, the Registrant issued a press release announcing the commencement of an offer to the holders of the Registrant’s outstanding, publicly-traded warrants to exercise warrants for a limited time upon amended terms.  Under the offer, holders of the Registrant’s warrants may tender 12.5 warrants in exchange for one share of common stock.  In addition, if the warrant holders participate in the cashless exercise, then for each 10 warrants they tender, they are also eligible to exercise one additional warrant by paying a reduced exercise price of $2.25 for one additional share of the Company’s common stock.  The full text of the press release issued in conjunction with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit	Description
99.1	Press Release dated April 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 8, 2008

ATS CORPORATION

By:	/s/ Edward H. Bersoff
Name: Dr. Edward H. Bersoff
Title: Chairman, President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated April 8, 2008